                                                                      EXHIBIT 99

                                  (MBT(R) LOGO)

                               MBT FINANCIAL CORP.

             MBT FINANCIAL CORP. REPORTS THIRD QUARTER 2007 EARNINGS

MONROE, MICH., October 17, 2007 - MBT Financial Corp., (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, reported net income for the third quarter of 2007 of $3.2 million, or $0.20 per diluted share, compared to a net loss of $1.1 million, or $0.07 per diluted share in the third quarter of 2006. For the first nine months of 2007, MBT reported net income of $10.4 million, or $0.63 per diluted share, compared to the $32,000, or $0.00 per diluted share earned in the first nine months of 2006. The 2006 results were negatively impacted by charges related to an investment portfolio restructuring in the second quarter and a sale of problem assets in the third quarter.

H. Douglas Chaffin, President and CEO, commented, "During the flattening and inversion of the yield curve over the last two years, we intentionally restricted our asset growth in order to manage our interest rate risk. Recent changes in the interest rate environment helped us increase our deposits this quarter. However, the weak Michigan economy and the soft housing market continue to challenge us as we look for quality assets, making the outlook for earnings growth poor."

"Although we sold a large amount of problem assets in the third quarter of 2006, asset quality continues to be a concern. Non performing assets (NPAs) increased from $24.6 million to $33.9 million during the third quarter and total problem assets increased from $59.4 million to $66.7 million. Net charge offs during the quarter were 0.30% of loans, annualized, and we increased our allowance for loan losses from 1.34% of loans to 1.42% over the last twelve months. In addition, we have been active in our capital management by purchasing our stock while the market values for financial stocks are at low levels. We have continued to provide value to our shareholders through our quarterly dividend, which is providing an annualized return in excess of 6.0% based on the price of our stock at the end of the third quarter."

Mr. Chaffin further commented on the Company's earnings for the quarter. "Net Interest Income decreased $700,000 compared to the third quarter of 2006 due to the lower net interest margin and smaller amount of average earning assets. While opportunities for growth in net interest income remain weak, we are increasing our focus on increasing non interest income and controlling non interest expenses. Non interest income, excluding securities transactions, increased 5.6% compared to the third quarter of 2006 and non interest expenses, net of OREO transactions, increased 4.6%."

Total assets increased $44.2 million (2.9%) during the quarter to $1.56 billion at September 30, 2007. Total loans increased $6.6 million (0.7%) during the quarter and deposits increased $31.6 million (2.9%). Shareholders' equity was $131.7 million, an increase of $0.6 million (0.5%) since last quarter. Total shares outstanding decreased 1.4% as the Company repurchased 233,062 shares during the third quarter.

CONFERENCE CALL

MBT Financial Corp. will hold a conference call to discuss third quarter results on Thursday, October 18, at 10:00 a.m. Eastern Time. The call will be webcast and can be accessed at the Investor Relations/Corporate Profile page of MBT Financial Corp.'s web site www.mbandt.com. The call can also be accessed by calling (877) 407-8031. The event will be archived on the Company's web site and available for three months following the call.

ABOUT THE COMPANY

MBT Financial Corp. (NASDAQ: MBTF), a single bank holding company headquartered in Monroe, Michigan, is the parent company of Monroe Bank & Trust (MBT).

Founded in 1858, MBT is one of the largest full service community banks in Southeast Michigan, with more than $1.5 billion in assets, offering personal and business products and services, and complete credit options. MBT's Wealth Management Group is one of the area's largest trust departments with over $800 Million in assets under management. With 26 offices, 41 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at www.MBandT.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION:

H. Douglas Chaffin        John L. Skibski           Herbert J. Lock
Chief Executive Officer   Chief Financial Officer   Investor Relations
(734) 384-8123            (734) 242-1879            (734) 242-2603
doug.chaffin@mbandt.com   john.skibski@mbandt.com   herb.lock@mbandt.com

                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                          QUARTERLY
                             -------------------------------------------------------------------          YEAR TO DATE
(dollars in thousands           2007          2007          2007          2006          2006       -------------------------
except per share data)         3RD QTR       2ND QTR       1ST QTR       4TH QTR       3RD QTR        2007           2006
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
EARNINGS
   Net interest income       $    10,668   $    10,787   $    11,183   $    11,165   $    11,380   $    32,638   $    35,470
   FTE Net interest income   $    11,011   $    11,127   $    11,587   $    11,604   $    11,803   $    33,725   $    36,822
   Provision for loan and
      lease losses           $     1,000   $       750   $       750   $     1,175   $     7,950   $     2,500   $    15,300
   Non-interest income       $     3,928   $     4,119   $     3,763   $     3,475   $     3,723   $    11,810   $     6,067
   Non-interest expense      $     9,242   $     9,279   $     9,112   $     8,349   $     9,418   $    27,633   $    27,959
   Net income (loss)         $     3,181   $     3,535   $     3,703   $     3,741   $    (1,118)  $    10,419   $        32
   Basic earnings (loss)
      per share              $      0.20   $      0.21   $      0.22   $      0.22   $     (0.07)  $      0.63   $        --
   Diluted earnings (loss)
      per share              $      0.20   $      0.21   $      0.22   $      0.22   $     (0.07)  $      0.63   $        --
   Average shares
      outstanding             16,288,696    16,558,137    16,686,983    16,815,634    16,872,826    16,509,813    16,983,826
   Average diluted shares
      outstanding             16,310,279    16,585,720    16,716,685    16,837,925    16,894,504    16,531,396    17,005,504

PERFORMANCE RATIOS
   Return on average
      assets                        0.83%         0.94%         0.97%         0.95%        -0.28%         0.91%         0.00%
   Return on average
      common equity                 9.55%        10.33%        10.92%        10.51%        -3.15%        10.27%         0.03%
   Base Margin                      2.90%         2.98%         3.06%         2.93%         2.95%         2.98%         3.05%
   FTE Adjustment                   0.10%         0.10%         0.11%         0.12%         0.11%         0.10%         0.12%
   Loan Fees                        0.08%         0.07%         0.07%         0.09%         0.10%         0.07%         0.10%
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
   FTE Net Interest Margin          3.08%         3.15%         3.24%         3.14%         3.16%         3.15%         3.27%
   Efficiency ratio                61.06%        60.74%        58.82%        54.82%        55.94%        60.20%        53.98%
   Full-time equivalent
      employees                      426           425           429           415           416           427           417

CAPITAL
   Average equity to
      average assets                8.69%         9.06%         8.91%         9.02%         8.93%         8.88%         9.18%
   Book value per share      $      8.15   $      8.00   $      8.21   $      8.14   $      8.30   $      8.15   $      8.30
   Cash dividend per share   $      0.18   $      0.18   $      0.18   $      0.18   $      0.18   $      0.54   $      0.52

ASSET QUALITY
   Loan Charge-Offs          $     1,013   $     1,082   $     1,088   $     1,343   $    12,407   $     3,183   $    17,031
   Loan Recoveries           $       256   $       343   $       643   $       390   $       497   $     1,242   $     1,649
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
   Net Charge-Offs           $       757   $       739   $       445   $       953   $    11,910   $     1,941   $    15,382
   Allowance for loan and
      lease losses           $    14,323   $    14,080   $    14,069   $    13,764   $    13,542   $    14,323   $    13,542
   Nonaccrual Loans          $    26,440   $    20,017   $    19,527   $    19,152   $    13,334   $    26,440   $    13,334
   Loans 90 days past due    $       105   $       105   $        61   $        69   $        99   $       105   $        99
   Restructured loans        $       938   $     1,371   $       572   $       888   $       944   $       938   $       944
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
      Total non performing
         loans               $    27,483   $    21,493   $    20,160   $    20,109   $    14,377   $    27,483   $    14,377
   Other real estate owned   $     6,389   $     3,064   $     2,598   $     2,432   $     4,873   $     6,389   $     4,873
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
      Total non
         performing assets   $    33,872   $    24,557   $    22,758   $    22,541   $    19,250   $    33,872   $    19,250
   Problem Loans Still
      Performing             $    32,822   $    34,859   $    35,918   $    39,650   $    43,618   $    32,822   $    43,618
                             -----------   -----------   -----------   -----------   -----------   -----------   -----------
      Total Problem Assets   $    66,694   $    59,416   $    58,676   $    62,191   $    62,868   $    66,694   $    62,868
   Net loan charge-offs to
      average loans                 0.30%         0.30%         0.18%         0.38%         4.61%         0.26%         2.03%
   Allowance for losses to
      total loans                   1.42%         1.40%         1.42%         1.38%         1.34%         1.42%         1.34%
   Non performing assets
      to Gross Loans                3.36%         2.45%         2.30%         2.26%         1.91%         3.36%         1.91%
   Non performing assets
      to total assets               2.17%         1.62%         1.47%         1.44%         1.21%         2.17%         1.21%
   Allowance to non
      performing assets            42.29%        57.34%        61.82%        61.06%        70.35%        42.29%        70.35%

END OF PERIOD BALANCES
   Loans and leases          $ 1,008,875   $ 1,002,248   $   989,322   $   998,998   $ 1,008,914   $ 1,008,875   $ 1,008,914
   Total earning assets      $ 1,439,366   $ 1,402,808   $ 1,438,870   $ 1,451,109   $ 1,473,804   $ 1,439,366   $ 1,473,804
   Total assets              $ 1,560,234   $ 1,516,026   $ 1,547,709   $ 1,566,819   $ 1,588,374   $ 1,560,234   $ 1,588,374
   Deposits                  $ 1,110,074   $ 1,078,431   $ 1,096,210   $ 1,116,057   $ 1,124,784   $ 1,110,074   $ 1,124,784
   Interest Bearing
      Liabilities            $ 1,273,695   $ 1,224,061   $ 1,251,379   $ 1,257,366   $ 1,284,862   $ 1,273,695   $ 1,284,862
   Shareholders' equity      $   131,651   $   131,056   $   136,611   $   136,062   $   140,017   $   131,651   $   140,017
   Total Shares
      Outstanding             16,148,863    16,379,602    16,644,463    16,713,960    16,873,671    16,148,863    16,873,671

AVERAGE BALANCES
   Loans and leases          $ 1,010,604   $   994,093   $   993,498   $ 1,001,549   $ 1,025,729   $   999,461   $ 1,013,630
   Total earning assets      $ 1,419,329   $ 1,420,183   $ 1,446,247   $ 1,467,136   $ 1,480,840   $ 1,428,488   $ 1,505,486
   Total assets              $ 1,520,222   $ 1,516,209   $ 1,544,515   $ 1,565,707   $ 1,578,802   $ 1,526,893   $ 1,602,302
   Deposits                  $ 1,086,050   $ 1,075,960   $ 1,099,850   $ 1,112,521   $ 1,113,447   $ 1,087,236   $ 1,133,461
   Interest Bearing
      Liabilities            $ 1,248,691   $ 1,236,703   $ 1,263,342   $ 1,280,146   $ 1,291,485   $ 1,249,525   $ 1,299,459
   Shareholders' equity      $   132,088   $   137,322   $   137,573   $   141,256   $   140,954   $   135,641   $   147,100

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                                   QUARTER ENDED
                                                   SEPTEMBER 30,
                                                ------------------
Dollars in thousands (except per share data)      2007      2006
                                                -------   --------
INTEREST INCOME
Interest and fees on loans                      $18,116   $ 18,080
Interest on investment securities-
   Tax-exempt                                       875      1,041
   Taxable                                        4,541      5,039
Interest on federal funds sold                       25          5
                                                -------   --------
      Total interest income                      23,557     24,165
                                                -------   --------
INTEREST EXPENSE
Interest on deposits                              8,277      7,954
Interest on borrowed funds                        4,612      4,831
                                                -------   --------
      Total interest expense                     12,889     12,785
                                                -------   --------
NET INTEREST INCOME                              10,668     11,380
PROVISION FOR LOAN LOSSES                         1,000      7,950
                                                -------   --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                         9,668      3,430
                                                -------   --------
OTHER INCOME
Income from trust services                        1,171      1,060
Service charges and other fees                    1,599      1,591
Net gain (loss) on sales of securities                4          6
Origination fees on mortgage loans sold             169        152
Bank Owned Life Insurance income                    329        310
Other                                               656        604
                                                -------   --------
      Total other income                          3,928      3,723
                                                -------   --------
OTHER EXPENSES
Salaries and employee benefits                    5,363      4,728
Occupancy expense                                   845        805
Equipment expense                                   780        723
Marketing expense                                   426        351
Professional fees                                   369        614
Net (gain) loss on other real estate owned           12        593
Other                                             1,447      1,604
                                                -------   --------
      Total other expenses                        9,242      9,418
                                                -------   --------
INCOME (LOSS) BEFORE INCOME TAXES                 4,354     (2,265)
INCOME TAX EXPENSE (BENEFIT)                      1,173     (1,147)
                                                -------   --------
NET INCOME (LOSS)                               $ 3,181   $ (1,118)
                                                =======   ========
BASIC EARNINGS (LOSS) PER COMMON SHARE          $  0.20   $  (0.07)
                                                =======   ========
DILUTED EARNINGS (LOSS) PER COMMON SHARE        $  0.20   $  (0.07)
                                                =======   ========
DIVIDENDS DECLARED PER COMMON SHARE             $  0.18   $   0.18
                                                =======   ========

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                                 NINE MONTHS ENDED
                                                   SEPTEMBER 30,
                                                ------------------
Dollars in thousands (except per share data)      2007      2006
                                                -------   --------
INTEREST INCOME
Interest and fees on loans                      $53,628   $ 53,089
Interest on investment securities-
   Tax-exempt                                     2,755      3,283
   Taxable                                       14,038     15,401
Interest on federal funds sold                      141         60
                                                -------   --------
      Total interest income                      70,562     71,833
                                                -------   --------
INTEREST EXPENSE
Interest on deposits                             24,213     22,717
Interest on borrowed funds                       13,711     13,646
                                                -------   --------
      Total interest expense                     37,924     36,363
                                                -------   --------
NET INTEREST INCOME                              32,638     35,470
PROVISION FOR LOAN LOSSES                         2,500     15,300
                                                -------   --------
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                        30,138     20,170
                                                -------   --------
OTHER INCOME
Income from trust services                        3,389      3,192
Service charges and other fees                    4,698      4,621
Net gain (loss) on sales of securities               96     (4,901)
Origination fees on mortgage loans sold             562        428
Bank Owned Life Insurance income                    959        885
Other                                             2,106      1,842
                                                -------   --------
      Total other income                         11,810      6,067
                                                -------   --------
OTHER EXPENSES
Salaries and employee benefits                   16,411     15,246
Occupancy expense                                 2,569      2,284
Equipment expense                                 2,475      2,268
Marketing expense                                 1,047      1,069
Professional fees                                 1,145      1,230
Net loss on other real estate owned                  22      1,830
Other                                             3,964      4,032
                                                -------   --------
      Total other expenses                       27,633     27,959
                                                -------   --------
INCOME (LOSS) BEFORE INCOME TAXES                14,315     (1,722)
INCOME TAX EXPENSE (BENEFIT)                      3,896     (1,754)
                                                -------   --------
NET INCOME                                      $10,419   $     32
                                                =======   ========
BASIC EARNINGS PER COMMON SHARE                 $  0.63   $     --
                                                =======   ========
DILUTED EARNINGS PER COMMON SHARE               $  0.63   $     --
                                                =======   ========
DIVIDENDS DECLARED PER COMMON SHARE             $  0.54   $   0.52
                                                =======   ========

                               MBT FINANCIAL CORP.
                           CONSOLIDATED BALANCE SHEETS

                                                SEPT. 30, 2007   DECEMBER 31,
Dollars in thousands                              (UNAUDITED)        2006
                                                --------------   ------------
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                        $   31,165      $   27,903
   Federal funds sold                                     --              --
                                                  ----------      ----------
      Total cash and cash equivalents                 31,165          27,903

Securities - Held to Maturity                         49,857          64,938
Securities - Available for Sale                      367,548         374,087
Federal Home Loan Bank stock - at cost                13,086          13,086
Loans held for sale                                      625             721
Loans - Net                                          993,927         984,513
Accrued interest receivable and other assets          28,801          27,961
Bank Owned Life Insurance                             42,174          39,631
Premises and Equipment - Net                          33,051          33,979
                                                  ----------      ----------
      Total assets                                $1,560,234      $1,566,819
                                                  ==========      ==========
LIABILITIES
Deposits:
   Non-interest bearing                           $  139,579      $  158,688
   Interest-bearing                                  970,495         957,369
                                                  ----------      ----------
      Total deposits                               1,110,074       1,116,057

Federal Home Loan Bank advances                      256,500         256,500
Federal funds purchased                               11,700           3,500
Repurchase agreements                                 35,000          40,000
Interest payable and other liabilities                15,309          14,700
                                                  ----------      ----------
      Total liabilities                            1,428,583       1,430,757
                                                  ----------      ----------

SHAREHOLDERS' EQUITY
Common stock (no par value)                               --              --
Additional paid-in capital                               141           6,979
Retained Earnings                                    135,729         134,162
Accumulated other comprehensive income                (4,219)         (5,079)
                                                  ----------      ----------
      Total shareholders' equity                     131,651         136,062
                                                  ----------      ----------
      Total liabilities and shareholders'
         equity                                   $1,560,234      $1,566,819
                                                  ==========      ==========